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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-82100) pertaining to the 1994 Stock Option Plan of Reeds Jewelers, Inc., of our report dated April 2, 1997, with respect to the consolidated financial statements and schedule of Reeds Jewelers, Inc. and Subsidiaries included in its Annual Report (Form 10-K) for the year ended February 28, 1997.

                                            ERNST & YOUNG LLP

Raleigh, North Carolina
May 27, 1997